UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported):  July 30, 2007

GS Mortgage Securities Corp.
(as depositor for the GSAA Home Equity Trust 2007-8 formed pursuant to a
Master Servicing and Trust Agreement, relating to the GSAA Home Equity
Trust 2007-8, Asset-Backed Certificates, Series 2007-8)
(Exact name of registrant as specified in its charter)

Delaware	333-139817-16	13-3387389
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

85 Broad Street, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 902-1000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b)

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Section 8    Other Events.

Item 8.01.    Other Events.

On July 30, 2007, GS Mortgage Securities Corp. caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of July 1, 2007 (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor, Citibank, N.A., as trustee, The Bank of New York Trust Company, National Association, U.S. Bank National Association and Deutsche Bank National Trust Company, each as a custodian and Wells Fargo Bank, National Association, as master servicer, securities administrator and as a custodian of GSAA Home Equity Trust 2007-8, Asset-Backed Certificates, Series 2007-8 (the “Certificates”), issued in sixteen classes. The Class A1, Class A2, Class A3, Class A4, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class B1, Class B2, Class B3, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of July 1, 2007 of $354,320,300 were sold to Goldman, Sachs & Co., pursuant to an Underwriting Agreement dated as of July 27, 2007, by and between GS Mortgage Securities Corp. and Goldman Sachs & Co.  The Trust Agreement is annexed hereto as Exhibit 99.1.

On July 30, 2007, GSAA Home Equity Trust 2007-8 (the “Trust”) entered into two interest rate swap agreements (the “Swap Agreements”) and one interest rate cap agreement (the “Cap Agreement”) with Goldman Sachs Mitsui Marine Derivative Products, L.P., with the respective Schedules and Confirmations thereto.  The Swap Agreements and the Cap Agreement are annexed hereto as Exhibit 99.2.

On July 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Avelo Step 1 Assignment, Assumption and Recognition Agreement”) dated as of July 30, 2007, among Avelo Mortgage, L.L.C., GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company.  The Avelo Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.3.

On July 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Avelo Step 2 Assignment, Assumption and Recognition Agreement”) dated as of July 30, 2007, among GS Mortgage Securities Corp., Avelo Mortgage, L.L.C., Citibank, N.A. and Wells Fargo Bank, National Association.  The Avelo Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.4.

On July 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Fifth Third Step 1 Assignment, Assumption and Recognition Agreement”) dated as of July 30, 2007, among Fifth Third Mortgage Company, GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company.  The Fifth Third Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.5.

On July 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Fifth Third Step 2 Assignment, Assumption and Recognition Agreement”) dated as of July 30, 2007, among GS Mortgage Securities Corp., Fifth Third Mortgage Company, Citibank, N.A. and Wells Fargo Bank, National Association.  The

Fifth Third Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.6.

On July 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Wells Fargo Step 1 Assignment, Assumption and Recognition Agreement”) dated as of July 30, 2007, among Wells Fargo Bank, National Association, GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company.  The Wells Fargo Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.7.

On July 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Wells Fargo Step 2 Assignment, Assumption and Recognition Agreement”) dated as of July 30, 2007, among GS Mortgage Securities Corp., Wells Fargo Bank, National Association, Citibank, N.A. and Wells Fargo Bank, National Association.  The Wells Fargo Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.8.

On July 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “NatCity Step 1 Assignment, Assumption and Recognition Agreement”) dated as of July 30, 2007, among National City Mortgage Co., GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company.  The NatCity Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.9.

On July 30, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “NatCity Step 2 Assignment, Assumption and Recognition Agreement”) dated as of July 30, 2007, among GS Mortgage Securities Corp., National City Mortgage Co., Citibank, N.A. and Wells Fargo Bank, National Association.  The NatCity Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.10.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

Section 9    Financial Statements and Exhibits.

Item 9.01    Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Exhibits:

Exhibit 99.1	Master Servicing and Trust Agreement, dated as of July 1, 2007, among GS Mortgage Securities Corp., as depositor, Citibank, N.A., as trustee, Deutsche Bank National Trust Company, U.S. Bank National Association and The Bank of New York Trust Company, National Association, each as a custodian and Wells Fargo Bank, National Association as Master Servicer, securities administrator and as a custodian.

Exhibit 99.2	Interest Rate Swap Agreements, dated as of July 23, 2007 and July 24, 2007, respectively, and Interest Rate Cap Agreement, dated as of July 23, 2007, between GSAA Home Equity Trust 2007-8 and Goldman Sachs Mitsui Marine Derivative Products, L.P., with the respective Schedules and Confirmations thereto.

Exhibit 99.3	Assignment, Assumption and Recognition Agreement, dated as ofJuly 30, 2007, among Goldman Sachs Mortgage Company, GS MortgageSecurities Corp. and Avelo Mortgage, L.L.C.

Exhibit 99.4	Assignment, Assumption and Recognition Agreement, dated as ofJuly 30, 2007, among GS Mortgage Securities Corp., Avelo Mortgage, L.L.C.,Citibank, N.A. and Wells Fargo Bank, National Association.

Exhibit 99.5	Assignment, Assumption and Recognition Agreement, dated as of July 30,2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Fifth Third Mortgage Company.

Exhibit 99.6	Assignment, Assumption and Recognition Agreement, dated as of July 30,2007, among GS Mortgage Securities Corp., Fifth Third Mortgage Company,Citibank, N.A. and Wells Fargo Bank, National Association.

Exhibit 99.7	Assignment, Assumption and Recognition Agreement, dated as of July 30,2007, among Goldman Sachs Mortgage Company, GS Mortgage SecuritiesCorp. and Wells Fargo Bank, National Association.

Exhibit 99.8	Assignment, Assumption and Recognition Agreement, dated as of July 30,2007, among GS Mortgage Securities Corp, Wells Fargo Bank, NationalAssociation, Citibank, N.A. and Wells Fargo Bank, National Association.

Exhibit 99.9	Assignment, Assumption and Recognition Agreement, dated as of July 30,2007, among Goldman Sachs Mortgage Company, GS Mortgage SecuritiesCorp. and National City Mortgage Co.

Exhibit 99.10	Assignment, Assumption and Recognition Agreement, dated as of July 30,2007, among GS Mortgage Securities Corp, Wells Fargo Bank, NationalAssociation, Citibank, N.A. and National City Mortgage Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   August 14, 2007

GS MORTGAGE SECURITIES CORP.

By:	/s/ Michelle Gill
Name: Michelle Gill
Title: Vice President

Exhibit Index

Exhibit Index

Item 601(a) of Regulation S-K	Description	Paper (P) or Electronic (E)
99.1
Master Servicing and Trust Agreement, dated as of July 1, 2007, among GS Mortgage Securities Corp., as depositor, Citibank, N.A., as trustee, The Bank of New York Trust Company, National Association, U.S. Bank National Association and Deutsche Bank National Trust Company, each as a custodian and Wells Fargo Bank, National Association as Master Servicer, securities administrator and as a custodian.
E
99.2
Interest Rate Swap Agreements, dated as of July 23, 2007 and July 24, 2007, respectively, and Interest Rate Cap Agreement, dated as of July 23, 2007, between GSAA Home Equity Trust 2007-8 and Goldman Sachs Mitsui Marine Derivative Products, L.P., with the respective Schedules and Confirmations thereto.
E
99.3	Assignment, Assumption and Recognition Agreement, dated as of July 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Avelo Mortgage, L.L.C.	E
99.4	Assignment, Assumption and Recognition Agreement, dated as of July 30, 2007, among GS Mortgage Securities Corp., Avelo Mortgage, L.L.C., Citibank, N.A. and Wells Fargo Bank, National Association.	E
99.5	Assignment, Assumption and Recognition Agreement, dated as of July 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Fifth Third Mortgage Company.	E
99.6
Assignment, Assumption and Recognition Agreement, dated as of July 30, 2007, among GS Mortgage Securities Corp., Fifth Third Mortgage Company, Citibank, N.A. and Wells Fargo Bank, National Association.
E
99.7	Assignment, Assumption and Recognition Agreement, dated as of July 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Wells Fargo Bank, National Association.	E
99.8
Assignment, Assumption and Recognition Agreement, dated as of July 30, 2007, among GS Mortgage Securities Corp, Wells Fargo Bank, National Association, Citibank, N.A. and Wells Fargo Bank, National Association.
E

99.9	Assignment, Assumption and Recognition Agreement, dated as of July 30, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and National City Mortgage Co.	E
99.10	Assignment, Assumption and Recognition Agreement, dated as of July 30, 2007, among GS Mortgage Securities Corp, National City Mortgage Co., Citibank, N.A. and Wells Fargo Bank, National Association.	E